Investor Presentation (revised 1.19.16) Saed Mohseni, President and Chief Executive Officer Mark Hood, Chief Administrative and Chief Financial Officer Scott Taggart, VP, Investor Relations NASDAQ: BOBE Exhibit 99.1

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 Certain statements in this presentation that are not historical facts are forward-looking statements. Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events, including, without limitation: Our inability to improve our operational and marketing execution and performance, including a failure to achieve and maintain positive same-store sales; The actual results of pending, future or threatened litigation or governmental investigations and the costs and effects of negative publicity; Changing and adverse business conditions, including higher energy and commodity costs, including but not limited to protein costs for beef, pork (sows and other pork products) and chicken; Overall economic conditions that may affect consumer spending, either nationwide or in one or more of the Company’s major markets; Competition in the restaurant and food products industries, including the ability to recruit, train, and retain qualified employees; Ability to control restaurant and plant operating costs, which are impacted by the availability and cost of food, labor, workers compensation, group health care, fuel and utilities such as gas, electricity and water; The effects of our increase of indebtedness and associated restrictions on our financial and operating flexibility; The availability and cost of suitable sites for new restaurant development and our ability to identify those sites; Adverse weather conditions in locations where we operate our restaurants impacting sales and customer travel; Consumer acceptance of changes in menu offerings, atmosphere and/or service procedures, as well as the price of menu and food product offerings; Consumer acceptance of our restaurant concepts in existing and new geographic areas, and Consumer behavior based on negative publicity or concerns over nutritional or safety aspects of our food or products. We also bear the risk of incorrectly analyzing these risks or developing strategies to address them that prove to be unsuccessful. Certain risks, uncertainties and assumptions are discussed under the heading “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 24, 2015. We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995. It is impossible to predict or identify all such risk factors. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the statement is made to reflect unanticipated events. Any further disclosures in our filings with the Securities and Exchange Commission, as well as press releases and other communications, should also be consulted. All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the company are qualified by the cautionary statements in this section.

BOB EVANS RESTAURANTS BEF FOODS

Business Segments (TTM – Q2 FY 2016) 28% 72% Revenue 41% 59% Adjusted Segment EBITDA(1) 1 Please refer to pages 30-40 for a reconciliation of non-GAAP to GAAP items.

547 restaurants in 18 states as of 10/23/15 Full-service family restaurants featuring a wide variety of menu items for both on-and-off premises dining 194 56 14 19 1 50 30 36 8 1 7 28 24 3 16 7 4 49

Net Sales (TTM – Q2 FY 2016) $958 million Average Annual Unit Sales (FY 2015) $1.72 million Avg. Dine-In Guest Check/Per Guest (Q2 FY 2016) $18.54/$9.55 Average Carryout Check (Q2 FY 2016) $14.51 BOB EVANS RESTAURANTS: OVERVIEW ALL THREE DAYPARTS SERVED (Q2 FY 2016) Breakfast (6am-11am) Lunch (11am-4pm) Dinner (4pm-10pm) 33% 36% 31%

bob evans restaurants’ 2016 priorities Bob Evans Restaurants’ 2016 Priorities: Improve same-store sales performance through a renewed dedication to guest hospitality Identify food and labor efficiencies Install a restaurant technology package Continue evaluating restaurant performance to drive portfolio optimization

BOB EVANS RESTAURANTS: IMMEDIATE PRIORITIES Focus on hospitality: provide great food and great service Optimize and simplify menu Flex hours with transaction trends Deliver best-in-class service and dining experience Improve ambiance through no/low-cost actions Create relevant new product news Broasted® Chicken Tenders launch Three-Course Dinner relaunch Continued development of Best in Class breakfast Daily Farmhouse Specials test Coffee flavor extension Spend marketing funds more efficiently and effectively Allocate funds between broadcast and local/digital media Broasted® is a registered trademark of The Broaster Company, LLC.

BOB EVANS RESTAURANTS: FY’16 New Product news Launch of “Best-in-Class Breakfast” Three-Course Dinner relaunch Premium Broasted Chicken and Tenders Customizable “Pick Two” meal offers “10 under $6” values $4 appetizers New beverage program

BOB EVANS RESTAURANTS: Best-In-class BreaKfast Recent breakfast actions: Improved hotcakes and omelets Seasonal toppings on Brioche, Hotcakes, Waffles and Crepes Upgraded breakfast entrée ingredients including fresh sausage, fresh cracked eggs, fresh potatoes, fresh baked biscuits, not-from-concentrate orange juice, and an improved butter blend

BOB EVANS RESTAURANTS: Best-in-class breakfast ratings increased significantly in test KeY Ratings Summary – pre/post TEST (test conducted May 2015) % Excellent Post Pre

BOB EVANS RESTAURANTS: new product news at lunch and dinner too 3-Course Dinners Broasted Chicken Tenders

Bob Evans/Owens Bob Evans Growth Markets Bob Evans FOUR KEY LINES OF BUSINESS Sausage, Refrigerated Sides, Frozen, and Food Service Sold at 30,000+ retail locations in 50 states and Canada

BEF FOODS: OVERVIEW FOUR KEY LINES OF BUSINESS Refrigerated Side Dishes, Sausage, Frozen and Food Service Sold at 30,000+ retail locations in 50 states, the District of Columbia and Canada sausage mix (% of total sales): 42% Net Sales (TTM – Q2 FY 2016) $378 million (1) Side dish product lines include mashed potatoes, mac-n-cheese, pasta, vegetables, and seasonal favorites. (2) Insourced sales data reflects sales to Bob Evans Restaurants. Side Dishes(1) Other Frozen Retail Sausage 11% 35% 36% FY 2010 Sales Mix (pounds) 9% 9% Food Service 2% insourced (2) Other 4% Frozen 4% Food Service 6% insourced (2) Retail Sausage 19% 24% 49% FY 2016 Q2 TTM Sales Mix (pounds) sausage mix (% of total sales): 28% Side Dishes(1)

bef foods’ 2016 priorities BEF Foods’ 2016 Priorities: Drive double-digit growth of refrigerated side-dish products Begin $20+ million expansion of Lima, Ohio, refrigerated side-dish plant Employ trade spending strategically Implement new enterprise resource planning “ERP” system Launch new products

BEF Foods: Normalized Margin Range BEF Food’s Normalized Operating Margin Range is ~ 15% to 18%* Margin Driven by Four Key Factors: Sales mix shift toward higher-margin, higher-growth refrigerated side-dish products (currently 50%+ market share, 50%+ of pounds sold) Ongoing plant efficiency initiatives, including recent plant network consolidation Channel shift from lower-margin foodservice to higher-margin branded retail Ongoing brand investments * Excludes 100-200bps of shared service costs not currently allocated

BEF FOODS: BUSINESS STRATEGY Grow Bob Evans from a strong regional food brand to a national food brand leveraging our market-leading refrigerated side dish position, while protecting the #1 breakfast sausage position in the core(1) (1)Source: IRI Bob Evans Core MULO*, 52 weeks ending 11/1/15 Refrigerates Side Dishes – Grow aggressively Food Service – Be selective Breakfast Sausage - Maintain Frozen - Maintain

BEF FOODS: Retail product categories Refrigerated side dishes Breakfast sausage Frozen

BEF FOODS: REFRIGERATED SIDE DISH ON-SHELF PERFORMANCE Selling 3X faster than next closest competitor #1 dinner side dish brand 50%+ share of dinner sides category Q2’16 Mashed potatoes is #1 dinner side Macaroni and cheese is #2 dinner side (1)Source: IRI; 52 weeks ending 11-1-15; Total US MULO; Dollar Share, Avg Weekly $/MM ACV. Repeat Rate – Refrigerated Side Dishes(2) (2)Source: IRI Panel; 52 weeks ending 11-1-15; Total US MULO; % of Buyers, 2x+ Buyers

DIVIDEND HISTORY ($ per share) Current quarterly dividend rate of $0.34 per share equates to $1.36 annually

($ millions) Capital Expenditures SHARE REPURCHASE/CAPEX/DIVIDEND HISTORY Share Repurchases FY2016 Guidance Capital Expenditures: FY2016E: $78-$82M Share Repurchases: Current authorization up to $250M ($132M purchased through Nov. 30, 2015). Dividends

BOB EVANS’ TURNAROUND PLAN Corporate Priorities: Create a hospitality-based brand experience Leverage strong brand equity Increase profitability through sales growth Generate free cash flow growth Increase efficiencies Allocate capital prudently

Appendix

Q2 2016 UPDATE: NON-GAAP[(1)] DILUTED EPS $0.41 VS $0.36 LY

Bob Evans Restaurant

- **34% decline in non-GAAP operating income**
- Same-store sales declined 3.2% due primarily to a decline in non-discounted transactions, partially offset by increased average check of discounted transactions; new menu and products introduced to improve sales trend
- Investing in labor to support guest experience in FY'16; however focused on opportunities for achieving overall labor savings over the long-term
- Continued menu innovation and food quality improvements planned throughout remainder of year
- New restaurant technology platform to facilitate better food and labor mgt, enhance guest experience, and enable guest loyalty program
- New analytics/tools to further improve discounting on a market- and restaurant level to improve discounting ROI

Bob Evans Grocery Products

- **176% increase in non-GAAP operating income**
- Refrigerated side-dish volume up 14.2%, sausage up 15.1%
- Foodservice volume down 26.8%, in-line with plan, as that volume is replaced with higher-margin branded-retail growth
- 50%+ national market share of refrigerated dinner side dishes maintained during the quarter, side dishes represent more than 50% of total pounds sold, an historic high
- Recovering lost sausage share through prudent trade spending focused in core markets
- ERP implemented throughout plant network
- Positioned well for a strong holiday selling season

Bob Evans Farms

- **2016 non-GAAP diluted EPS guidance of $1.85 to $2.00**
- Saed Mohseni named president and CEO
- Identified nearly $5 million of additional cost savings, bringing expected fiscal 2016 savings to nearly $20 million, equating to an annual run rate of approximately $28 million.
- Company repurchased $44.4 million (1.0 million shares) during Q2 2016; Board approved $100 million increase in share repurchase authorization to $250 million; $131.9 million purchased fiscal year 2016 through November 30, 2015
- Board approved a 9.7% increase in the quarterly dividend to $0.34 per share.

[1] Please refer to pages 33-35 for a reconciliation of non-GAAP to GAAP items.

24

Summary of Performance Drivers: Fiscal 2016 Guidance Current share repurchase authorization: up to $250 million ($132 million purchased through November 30, 2015)       Q1 (actual)   Q2 (actual)   Q3   Q4 Full Year sss% 2016 (guidance) -0.3% -3.2% negative low-single digits negative low-single digits -2.5% to -1.0% sss% 2015 (actual) -2.0% 0.0% 3.8% 2.1% 0.9% sow costs (per hundredweight) 2016 (guidance) $38.75 $53.31 $57 $60 $53 sow costs (per hundredweight) 2015 (actual) $87.87 $78.82 $67.79 $43.02 $69.41 Guidance Metric FY ‘16 Consolidated net sales approximately $1.35 billion Bob Evans Restaurants same-store sales -2.5% to -1.0 percent Bob Evans Restaurants commodity pricing approximately 3.5% (including eggs) BEF Foods net sales $380 to $390 million Capital expenditures $78 to $82 million ERP implementation (included in S,G&A) $2.0 to $2.5 million Depreciation and amortization $81 to $84 million Net interest expense $11 to $12 million Tax rate 27.5% to 28.5% Diluted weighted-average share count 21.8 million shares Non-GAAP earnings per diluted share $1.85 to $2.00

Second-QUARTER FISCAL 2016: Same store sales summary Second-quarter Fiscal 2016 SSS% Day Part Performance – Total Chain Day Part On-Premise Off-Premise Total Breakfast (1.2)% 7.6% (0.4)% Lunch (3.4)% (1.1)% (3.1)% Dinner (7.6)% (0.7)% (6.2)% Total (3.9)% 0.9% (3.2)% Second-quarter Fiscal 2016 SSS% Day Part Performance – Restaurants offering Broasted Chicken Day Part On-Premise Off-Premise Total Breakfast (1.9)% 6.3% (1.0)% Lunch (4.1)% (0.7)% (3.6)% Dinner (6.7)% 1.0% (4.9)% Total (4.3)% 1.5% (3.3)% Second-quarter Fiscal 2016 SSS% Day Part Performance – Restaurants without Broasted Chicken Day Part On-Premise Off-Premise Total Breakfast (0.4)% 9.9% 0.4% Lunch (2.3)% (2.1)% (2.3)% Dinner (9.0)% (5.0)% (8.4)% Total (3.4%) (0.4)% (3.1)%

Historical and forecasted Sow Cost Pricing – (cost/hundredweight) Fiscal Year Q1   Q2   Q3   Q4   Average 2016E $38.75actual $53.31actual $55 $62 $52 2015 $87.87   $78.82     $67.79     $43.02     $69.41   2014 $63.24   $77.33     $72.36     $78.47     $73.23   2013 $54.19   $43.22     $58.73     $59.07     $53.87   2012 $57.06   $67.82     $60.56     $60.41     $61.58   2011 $59.52   $60.47     $51.16     $59.05     $57.17   10 year historical average sow cost: $51.43

BEF FOODS INC. NETWORK OPTIMIZATION

2007

9 Facilities, 2 co-packers
50% Vertical Integration


Mimi's Café prep kitchen
SWH Fullerton, CA
Fresh sausage
Hillsdale, MI
Fresh sausage/ Ready-to-eat
Richardson, TX
Fresh sausage
Xenia, OH
Fresh sausage
Galva, IL
Ready-to-eat
Sulphur Springs, TX
Fresh sausage/ Ready-to-eat
Bidwell, OH
Sausage/Ready-to-eat/ Dist. Ctr.
Springfield, OH
Copacker
Lima, OH
Copacker
RESER'S FINE FOODS

2016 and beyond

4 Facilities,
Limited co-packing relationships


Fresh sausage
Hillsdale, MI
Fresh sausage
Xenia, OH
Side dishes
Lima, OH
Ready-to-eat
Sulphur Springs, TX

Asset Actions:

FY2011:	Bidwell and Galva fresh sausage operations closed
FY2012:	Bidwell and Hillsdale transportation centers closed; Springfield distribution center sold
FY2013:	Consolidated transportation operations; Kettle Creations (Lima) acquired
FY2014:	Bidwell, Springfield, Richardson plant, office, and transportation center closed; SWH sold; Sulphur Springs and Lima expanded
FY2016:	Lima expansion to meet continued strong consumer demand for refrigerated sides

28

Bef Foods: PARTNERSHIP WITH SANDRA LEE DRIVES NATIONAL BRAND AWARENESS National media coverage Positive consumer response Mealtime solutions for busy families Brand awareness expansion beyond core markets Partnership announcement post on Bob Evans' social media On-line recipe club at www.bobevans.com

GAAP TO NON-GAAP RECONCILIATION: Q1 FISCAL 2016

(in thousands, except per share amounts)

	Three Months Ended		Basic EPS Three Months Ended		Diluted EPS Three Months Ended	
	July 24, 2015	July 25, 2014	July 24, 2015	July 25, 2014	July 24, 2015	July 25, 2014
Operating Income (Loss) as Reported						
Bob Evans Restaurants	$ 9,796	$ 14,927				
BEF Foods	15,851	3,045				
Corporate and Other	(17,385)	(17,908)				
Total operating income from continuing operations	8,262	64				
Net interest expense	2,606	1,616				
Per-tax Income (loss) from continuing operations	5,656	(1,552)				
Provision (Benefit) for income taxes	1,376	(536)				
Net Income (Loss) as reported	4,280	(1,016)	$ 0.19	$ (0.04)	$ 0.19	$ (0.04)
Adjustments						
Bob Evans Restaurants						
Impairments including from Assets Held for Sale	—	1,577				
Severance/Restructuring	—	91				
Activism, Strategic Initiatives and Other	—	163				
Litigation Reserves	10,500	—				
	10,500	1,831				
BEF Foods						
Severance/Restructuring	—	666				
	—	666				
Corporate and Other						
Severance/Restructuring	—	192				
Loss on Sale of Assets	—	117				
Activism, Strategic Initiatives and Other	—	2,226				
	—	2,535				
Total adjustments						
Impairments including from Assets Held for Sale	—	1,577				
Severance/Restructuring	—	949				
Loss on Sale of Assets	—	117				
Activism, Strategic Initiatives and Other	—	2,389				
Litigation Reserves	10,500	—				
	10,500	5,032				
Non-GAAP operating income						
Bob Evans Restaurants	20,296	16,758				
BEF Foods	15,851	3,711				
Corporate and Other	(17,385)	(15,373)				
Total non-GAAP operating income	18,762	5,096				
Adjustments to net interest expense	—	445				
Non-GAAP net interest expense	2,606	2,061				
Non-GAAP pre-tax income before taxes	16,156	3,035				
Adjustments to income tax provision	3,076	1,259				
Non-GAAP income tax provision	4,452	723				
Non-GAAP net income	$ 11,704	$ 2,312	$ 0.51	$ 0.10	$ 0.51	$ 0.10
Weighted Average Shares Outstanding			22,733	23,535	22,881	23,677

30

GAAP TO NON-GAAP RECONCILIATION: Q1 FISCAL 2016

(in thousands)

	Three Months Ended							
	Consolidated Results				Bob Evans Restaurants			
	July 24, 2015	% of Sales	July 25, 2014	% of Sales	July 24, 2015	% of Sales	July 25, 2014	% of Sales
Operating income as reported								
Net Sales	$ 321,713		$ 326,341		$ 238,669		$ 240,151	
Cost of sales	96,322	29.9 %	114,168	35.0 %	61,469	25.8 %	63,211	26.3 %
Operating wage and fringe benefit expenses	104,959	32.6 %	104,429	32.0 %	95,465	40.0 %	94,840	39.5 %
Other operating expenses	51,589	16.0 %	53,714	16.5 %	39,935	16.7 %	42,505	17.7 %
Selling, general and administrative expenses	40,428	12.6 %	32,416	9.9 %	18,524	7.8 %	8,855	3.7 %
Depreciation and amortization expense	20,153	6.3 %	19,973	6.1 %	13,480	5.6 %	14,236	5.9 %
Impairments	—	— %	1,577	0.5 %	—	— %	1,577	0.7 %
Total as reported	8,262	2.6 %	64	— %	9,796	4.1 %	14,927	6.2 %
Adjustments								
Net Sales	—		—		—		—	
Cost of sales	—		—		—		—	
Operating wage and fringe benefit expenses	—		(14)		—		(14)	
Other operating expenses	—		(149)		—		(149)	
Selling, general and administrative expenses	(10,500)		(3,292)		(10,500)		(91)	
Depreciation and amortization expense	—		—		—		—	
Impairments	—		(1,577)		—		(1,577)	
Total Adjustments	10,500		5,032		10,500		1,831	
Non-GAAP operating income								
Net Sales	321,713		326,341		238,669		240,151	
Cost of sales	96,322	29.9 %	114,168	35.0 %	61,469	25.8 %	63,211	26.3 %
Operating wage and fringe benefit expenses	104,959	32.6 %	104,415	32.0 %	95,465	40.0 %	94,826	39.5 %
Other operating expenses	51,589	16.0 %	53,565	16.4 %	39,935	16.7 %	42,356	17.7 %
Selling, general and administrative expenses	29,928	9.4 %	29,124	8.9 %	8,024	3.4 %	8,764	3.6 %
Depreciation and amortization expense	20,153	6.3 %	19,973	6.1 %	13,480	5.6 %	14,236	5.9 %
Impairments	—	— %	—	— %	—	— %	—	— %
Total non-GAAP operating income	$ 18,762	5.8 %	$ 5,096	1.6 %	$ 20,296	8.5 %	$ 16,758	7.0 %

31

GAAP TO NON-GAAP RECONCILIATION: Q1 FISCAL 2016

(in thousands)	Three Months Ended					
	BEF Foods				Corporate and Other	
	July 24, 2015	% of Sales	July 25, 2014	% of Sales	July 24, 2015	July 25, 2014
Operating income as reported						
Net Sales	$ 83,044		$ 86,190		$ —	$ —
Cost of sales	34,853	42.0 %	50,957	59.1 %	—	—
Operating wage and fringe benefit expenses	9,494	11.4 %	9,589	11.1 %	—	—
Other operating expenses	11,654	14.0 %	11,209	13.0 %	—	—
Selling, general and administrative expenses	6,795	8.2 %	7,114	8.3 %	15,109	16,447
Depreciation and amortization expense	4,397	5.3 %	4,276	5.0 %	2,276	1,461
Impairments	—	— %	—	— %	—	—
Total as Reported	15,851	19.1 %	3,045	3.5 %	(17,385)	(17,908)
Adjustments						
Net Sales	—		—		—	—
Cost of sales	—		—		—	—
Operating wage and fringe benefit expenses	—		—		—	—
Other operating expenses	—		—		—	—
Selling, general and administrative expenses	—		(666)		—	(2,535)
Depreciation and amortization expense	—		—		—	—
Impairments	—		—		—	—
Total adjustments	—		666		—	2,535
Non-GAAP operating income						
Net Sales	83,044		86,190		—	—
Cost of sales	34,853	42.0 %	50,957	59.1 %	—	—
Operating wage and fringe benefit expenses	9,494	11.4 %	9,589	11.1 %	—	—
Other operating expenses	11,654	14.0 %	11,209	13.0 %	—	—
Selling, general and administrative expenses	6,795	8.2 %	6,448	7.5 %	15,109	13,912
Depreciation and amortization expense	4,397	5.3 %	4,276	5.0 %	2,276	1,461
Impairments	—	— %	—	— %	—	—
Total non-GAAP operating income	$ 15,851	19.1 %	$ 3,711	4.3 %	$ (17,385)	$ (15,373)

32

GAAP TO NON-GAAP RECONCILIATION: Q2 FISCAL 2016

(in thousands, except per share amounts)	Three Months Ended		Basic EPS Three Months Ended		Diluted EPS Three Months Ended	
	October 23, 2015	October 24, 2014	October 23, 2015	October 24, 2014	October 23, 2015	October 24, 2014
Operating Income (Loss) as Reported						
Bob Evans Restaurants	$ 13,323	$ 20,627				
BEF Foods	13,997	6,356				
Corporate and Other	(15,886)	(17,971)				
Operating Income	11,434	9,012				
Net interest expense	2,883	2,203				
Income Before Income Taxes	8,551	6,809				
Provision for income taxes	2,120	770				
Net Income as reported	6,431	6,039	$ 0.29	$ 0.26	$ 0.29	$ 0.25
Adjustments						
Bob Evans Restaurants						
Severance/Restructuring	318	—				
Activism, Strategic Initiatives and Other	—	137				
	318	137				
BEF Foods						
Loss on Sale of Assets	3,606	—				
Activism, Strategic Initiatives and Other	—	17				
	3,606	17				
Corporate and Other						
Activism, Strategic Initiatives and Other	—	3,725				
	—	3,725				
Total adjustments						
Severance/Restructuring	318	—				
Loss on Sale of Assets	3,606	—				
Activism, Strategic Initiatives and Other	—	3,879				
	3,924	3,879				
Non-GAAP operating income (loss)						
Bob Evans Restaurants	13,641	20,764				
BEF Foods	17,603	6,373				
Corporate and Other	(15,886)	(14,246)				
Total non-GAAP operating income	15,358	12,891				
Adjustments to net interest expense	(480)	458				
Non-GAAP net interest expense	2,403	2,661				
Non-GAAP Income Before Taxes	12,955	10,230				
Adjustments to income tax provision	1,636	835				
Non-GAAP Provision for Income Taxes	3,756	1,605				
Non-GAAP Net Income	$ 9,199	$ 8,625	$ 0.42	$ 0.37	$ 0.41	$ 0.36
Weighted Average Shares Outstanding			22,115	23,509	22,233	23,735

33

GAAP TO NON-GAAP RECONCILIATION: Q2 FISCAL 2016

(in thousands)	Three Months Ended							
	Consolidated Results				Bob Evans Restaurants			
	October 23, 2015	% of Sales	October 24, 2014	% of Sales	October 23, 2015	% of Sales	October 24, 2014	% of Sales
Operating income as reported								
Net Sales	$ 325,021		$ 333,279		$ 230,741		$ 241,151	
Cost of sales	102,709	31.6 %	116,012	34.8 %	61,725	26.8 %	64,165	26.6 %
Operating wage and fringe benefit expenses	104,403	32.1 %	105,613	31.7 %	93,460	40.4 %	94,834	39.3 %
Other operating expenses	56,181	17.3 %	54,195	16.3 %	42,984	18.6 %	42,290	17.5 %
Selling, general and administrative expenses	29,902	9.2 %	28,972	8.7 %	5,433	2.4 %	5,572	2.3 %
Depreciation and amortization expense	20,107	6.2 %	19,475	5.8 %	13,531	5.9 %	13,663	5.7 %
Impairments	285	0.1 %	—	— %	285	0.1 %	—	— %
Total as reported	11,434	3.5 %	9,012	2.7 %	13,323	5.8 %	20,627	8.6 %
Adjustments								
Net Sales	—		—		—		—	
Cost of sales	—		—		—		—	
Operating wage and fringe benefit expenses	—		(15)		—		(15)	
Other operating expenses	—		(115)		—		(115)	
Selling, general and administrative expenses	(3,924)		(3,749)		(318)		(7)	
Depreciation and amortization expense	—		—		—		—	
Impairments	—		—		—		—	
Total Adjustments	3,924		3,879		318		137	
Non-GAAP operating income								
Net Sales	325,021		333,279		230,741		241,151	
Cost of sales	102,709	31.6 %	116,012	34.8 %	61,725	26.8 %	64,165	26.6 %
Operating wage and fringe benefit expenses	104,403	32.1 %	105,598	31.7 %	93,460	40.4 %	94,819	39.3 %
Other operating expenses	56,181	17.3 %	54,080	16.2 %	42,984	18.6 %	42,175	17.5 %
Selling, general and administrative expenses	25,978	8.0 %	25,223	7.6 %	5,115	2.3 %	5,565	2.3 %
Depreciation and amortization expense	20,107	6.2 %	19,475	5.8 %	13,531	5.9 %	13,663	5.7 %
Impairments	285	0.1 %	—	— %	285	0.1 %	—	— %
Total non-GAAP operating income	$ 15,358	4.7 %	$ 12,891	3.9 %	$ 13,641	5.9 %	$ 20,764	8.6 %

34

GAAP TO NON-GAAP RECONCILIATION: Q2 FISCAL 2016

(in thousands)

	Three Months Ended					
	BEF Foods				Corporate and Other	
	October 23, 2015	% of Sales	October 24, 2014	% of Sales	October 23, 2015	October 24, 2014
Operating income (loss) as reported						
Net Sales	$ 94,280		$ 92,128		$ —	$ —
Cost of sales	40,984	43.5 %	51,847	56.3 %	—	—
Operating wage and fringe benefit expenses	10,943	11.7 %	10,779	11.7 %	—	—
Other operating expenses	13,197	14.0 %	11,905	12.9 %	—	—
Selling, general and administrative expenses	10,964	11.6 %	6,918	7.5 %	13,505	16,482
Depreciation and amortization expense	4,195	4.4 %	4,323	4.7 %	2,381	1,489
Impairments	—	— %	—	— %	—	—
Total as Reported	13,997	14.8 %	6,356	6.9 %	(15,886)	(17,971)
Adjustments						
Net Sales	—		—		—	—
Cost of sales	—		—		—	—
Operating wage and fringe benefit expenses	—		—		—	—
Other operating expenses	—		—		—	—
Selling, general and administrative expenses	(3,606)		(17)		—	(3,725)
Depreciation and amortization expense	—		—		—	—
Impairments	—		—		—	—
Total adjustments	3,606		17		—	3,725
Non-GAAP operating income (loss)						
Net Sales	94,280		92,128		—	—
Cost of sales	40,984	43.5 %	51,847	56.3 %	—	—
Operating wage and fringe benefit expenses	10,943	11.7 %	10,779	11.7 %	—	—
Other operating expenses	13,197	14.0 %	11,905	12.9 %	—	—
Selling, general and administrative expenses	7,358	7.7 %	6,901	7.5 %	13,505	12,757
Depreciation and amortization expense	4,195	4.4 %	4,323	4.7 %	2,381	1,489
Impairments	—	— %	—	— %	—	—
Total non-GAAP operating income (loss)	$ 17,603	18.7 %	$ 6,373	6.9 %	$ (15,886)	$ (14,246)

35

Historical segment and “Corporate and Other” data: Q1 Fiscal 2015

Historical segment and “Corporate and Other” data: Q2 Fiscal 2015

Historical segment and “Corporate and Other” data: Q3 Fiscal 2015

Historical segment and “Corporate and Other” data: Q4 Fiscal 2015

Historical segment and “Corporate and Other” data: Fiscal 2014